UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2021

ALLIED ESPORTS ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38266	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17877 Von Karman Avenue, Suite 300

Irvine, California, 92614

(Address of Principal Executive Offices) (Zip Code)

(949) 265-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AESE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On March 31, 2021, Allied Esports Entertainment, Inc. issued a press release reporting the unaudited financial results for the fiscal quarter and year ended December 31, 2020. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K, including the information contained in the press release furnished as Exhibit 99.1, is deemed to be “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release dated March 31, 2021 (filed herewith)

Important Additional Information and Where You Can Find It

On January 19, 2021, AESE entered into a Stock Purchase Agreement (the “Original Agreement”) to sell the equity interests of its subsidiaries that own and operate its WPT business to Element Partners, LLC once all applicable shareholder and regulatory consents have been obtained, and the other conditions to closing have been satisfied. On March 19, 2021, the parties entered into an Amended and Restated Agreement, which was subsequently amended on March 29, 2021 (as amended, the “Amended Agreement”). AESE has filed with the SEC and mailed to its stockholders a Consent Solicitation Statement in connection with the transactions contemplated by the Original Agreement, and will file and mail to its stockholders supplemental materials with regards to the Amended Agreement. The Consent Solicitation Statement, as supplemented, will contain important information about AESE, Club Services, Inc., the Amended Agreement, and the transactions contemplated thereby (the “Sale Transaction”). Investors and stockholders are urged to read the Consent Solicitation Statement and the supplemental materials carefully before making any decision to invest or consent to the Sale Transaction. Investors and stockholders will be able to obtain free copies of the Consent Solicitation Statement, supplemental materials and other documents filed by AESE with the SEC through the website maintained by the SEC at www.sec.gov or may contact AESE’s solicitor, Regan & Associates, Inc., by telephone (toll-free within North America) at 1-800-737-3426.

Participants in the Solicitation

In addition to Regan & Associates, Inc., AESE, its directors and executive officers may be deemed to be participants in the solicitation of consents with respect to the Sale Transaction. Information regarding AESE’s directors and executive officers and their ownership of AESE shares is contained in AESE’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2019 and its definitive consent solicitation statement for the Sale Transaction which was filed with the SEC on February 2, 2021, and is supplemented by other public filings made, and to be made, with the SEC. AESE’s directors and executive officers beneficially own approximately 6.6% of AESE’s common stock. Investors and stockholders may obtain additional information regarding the direct and indirect interests of AESE and its directors and executive officers with respect to the Sale Transaction by reading the Consent Solicitation Statement and other filings referred to above.

Cautionary Statement Regarding Forward-Looking Information

This communication contains certain forward-looking statements under federal securities laws. Forward-looking statements may include our statements regarding our goals, beliefs, strategies, objectives, plans, including product and service developments, future financial conditions, results or projections or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms, or other comparable terminology. For example, when we discuss the impacts of the Sale Transaction, the satisfaction of the closing conditions to the Sale Transaction, the timing of the completion of the Sale Transaction; and our plans following the Sale Transaction, we are using forward-looking statements. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. These factors include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended Agreement or could otherwise cause the Sale Transaction to fail to close; the outcome of any legal proceedings that may be instituted against us following the announcement of the Sale Transaction; the inability to complete the Sale Transaction, including due to failure to obtain approval of our stockholders or other conditions to closing; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Sale Transaction; a change in our plans to retain the net cash proceeds from the Sale Transaction; our inability to enter into one or more future acquisition or strategic transactions using the net proceeds from the Sale Transaction; and a decision not to pursue strategic options for the esports business. Most of these factors are difficult to predict accurately and are generally beyond our control. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. The business and operations of AESE are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this communication. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Further information on potential factors that could affect our business is described under “Item 1A. Risk Factors” in our amended Annual Report on Form 10-K/A for the year ended December 31, 2019, as filed with the SEC on March 17, 2020. Readers are also urged to carefully review and consider the various disclosures we made in such amended Annual Report on Form 10-K/A and the Consent Solicitation Statement with respect to the proposed Sale Transaction that we have filed with the SEC and mailed to our stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2021

ALLIED ESPORTS ENTERTAINMENT, INC.

By:	/s/ Anthony Hung
Anthony Hung, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 31, 2021 (filed herewith)